UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 10, 2005
DOUGLAS LAKE MINERALS INC. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-50907 (Commission File Number)	98-0430222 (IRS Employer Identification No.)

Suite 520 - 470 Granville Street, Vancouver, British Columbia, Canada V6C 1V5
Telephone No.: (604) 780-7659
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

KBT Discovery Group Tanzania Ltd. ("KBT")

The Registrant ("Douglas Lake") and KBT have signed an amendment agreement dated November 10, 2005, to the Asset Purchase Agreement dated August 4, 2005, which increased the number of shares Douglas Lake will issue to KBT from 2,800,000 shares to 5,600,000 shares of common stock, in connection with our acquisition of three Prospecting Licenses, which cover an area of approximately 620.6 square kilometers in Tanzania. The acquisition is subject to our due diligence and subject to us being able to close on our acquisition of two other Prospecting Licenses from HG and Megadeposit.

Hydro-Geos Consulting Group Tanzania Limited ("HG")

Douglas Lake and HG have signed an amendment agreement dated November 10, 2005, to the Asset Purchase Agreement dated August 4, 2005, which increased the number of shares Douglas Lake will issue to HG from 2,600,000 shares to 5,200,000 shares of common stock, in connection with our acquisition of Prospecting License No. 2683/2004 known as "Ashanti South East", which covers an area of approximately 210 square kilometers in Tanzania. The acquisition is subject to our due diligence and subject to us being able to close on our acquisition of four other Prospecting Licenses from KBT and Megadeposit.

Megadeposit Explorers Limited ("Megadeposit")

Douglas Lake and Megadeposit have signed an amendment agreement dated November 10, 2005, to the Asset Purchase Agreement dated August 4, 2005, which increased the number of shares Douglas Lake will issue to Megadeposit from 2,600,000 shares to 5,200,000 shares of common stock, in connection with our acquisition of Prospecting Licence Renewal No. 2957/2005 known as "Green Hills South East", which covers an area of approximately 206.8 square kilometers in Tanzania. The acquisition is subject to our due diligence and subject to us being able to close on our acquisition of four other Prospecting Licenses from KBT and HG.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

No financial statements are filed herewith.

(b) Pro forma financial information.

No pro forma financial statements are filed herewith.

The Exhibits to this registration statement are listed in the Index to Exhibits which immediately follows the signature page hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DOUGLAS LAKE MINERALS INC.
Date: November 15, 2005	By: /s/ Laurence Stephenson Laurence Stephenson, Director and President

INDEX TO EXHIBITS
Exhibit No.	Description
10.1	Asset Purchase Agreement Amendment No. 1 with KBT Discovery Group Tanzania Ltd.
10.2	Asset Purchase Agreement Amendment No. 1 with Hydro-Geos Consulting Group Tanzania Limited
10.3	Asset Purchase Agreement Amendment No. 1 with Megadeposit Explorers Limited